UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 28, 2012

FORTUNE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

001-32543
(Commission file number)

20-2803889
(I.R.S. Employer
Identification No.)

6402 CORPORATE DRIVE
INDIANAPOLIS, INDIANA 46278
(Address of principal executive offices)

(317) 532-1374
(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. Termination of a Material Definitive Agreement

On December 28, 2012, Fortune Industries, Inc. (the “Company”) entered into a Termination of Escrow Agreement with Ide Management Group, LLC, a Tennessee limited liability company (“IMG”), whereby the Company and IMG (collectively, the “Parties”) determined not to go forward with the negotiation of a definitive agreement and agreed to terminate the Escrow Agreement entered into by the Parties on September 19, 2012 (the “Escrow Agreement”). The escrow funds deposited by IMG pursuant to the Escrow Agreement have been disbursed to IMG.

ITEM 9.01. Financial Statements and Exhibits

None.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORTUNE INDUSTRIES, INC.

Date: January 3, 2013	By:	/s/ Tena Mayberry
Tena Mayberry
Chief Executive Officer